UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	02/29/08

ITEM 1.           REPORT TO STOCKHOLDERS

FEBRUARY 29, 2008

Semiannual Report
to Shareholders

DWS Global Thematic Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. The fund may also invest in derivatives which may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. All these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 29, 2008

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.41%, 2.28%, 2.17% and 1.69% for Class A, Class B, Class C and R shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 and Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/08
DWS Global Thematic Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-9.39%	-3.34%	14.27%	19.67%	7.29%
Class B	-9.77%	-4.16%	13.29%	18.69%	6.43%
Class C	-9.75%	-4.11%	13.41%	18.77%	6.47%
Class R	-9.54%	-3.59%	13.99%	19.43%	7.05%
MSCI World Index+	-6.14%	-.53%	9.28%	16.10%	5.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/29/08	$ 26.37	$ 25.71	$ 25.81	$ 26.38
8/31/07	$ 35.81	$ 34.97	$ 35.07	$ 35.78
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .25	$ —	$ —	$ .15
Capital Gain Distributions	$ 6.38	$ 6.38	$ 6.38	$ 6.38
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	38	of	55	68
3-Year	9	of	44	20
5-Year	8	of	34	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/08
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,110	$14,062	$23,132	$19,057
	Average annual total return	-8.90%	12.03%	18.26%	6.66%
Class B	Growth of $10,000	$9,350	$14,353	$23,450	$18,640
	Average annual total return	-6.50%	12.80%	18.58%	6.43%
Class C	Growth of $10,000	$9,589	$14,586	$23,633	$18,714
	Average annual total return	-4.11%	13.41%	18.77%	6.47%
Class R	Growth of $10,000	$9,641	$14,810	$24,293	$19,761
	Average annual total return	-3.59%	13.99%	19.43%	7.05%
MSCI World Index+	Growth of $10,000	$9,947	$13,051	$21,098	$16,464
	Average annual total return	-.53%	9.28%	16.10%	5.11%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.19% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/29/08
DWS Global Thematic Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-9.28%	-3.16%	14.61%	20.04%	7.60%
MSCI World Index+	-6.14%	-.53%	9.28%	16.10%	5.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/29/08	$ 26.26
8/31/07	$ 35.73
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .32
Capital Gain Distributions	$ 6.38
Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	37	of	55	67
3-Year	8	of	44	18
5-Year	6	of	34	18
10-Year	6	of	17	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Thematic Fund — Class S [] MSCI World Index+

Yearly periods ended February 29
Comparative Results as of 2/29/08
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,684	$15,056	$24,923	$20,797
	Average annual total return	-3.16%	14.61%	20.04%	7.60%
MSCI World Index+	Growth of $10,000	$9,947	$13,051	$21,098	$16,464
	Average annual total return	-.53%	9.28%	16.10%	5.11%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2007 to February 29, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 906.10	$ 902.30	$ 902.50	$ 904.60	$ 907.20
Expenses Paid per $1,000*	$ 6.49	$ 10.55	$ 10.17	$ 8.19	$ 5.50
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,018.05	$ 1,013.77	$ 1,014.17	$ 1,016.26	$ 1,019.10
Expenses Paid per $1,000*	$ 6.87	$ 11.17	$ 10.77	$ 8.67	$ 5.82
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Global Thematic Fund	1.37%	2.23%	2.15%	1.73%	1.16%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Manager Oliver Kratz discusses the market environment, fund performance and the investment strategy of DWS Global Thematic Fund during the six-month period ended February 29, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the global equity markets perform during the six months?

A: Global equities lost ground during the past six months, as measured by the -6.14% return of the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index.1 The primary reason for this downturn was investors' concern that the US credit crisis was spreading to the broader world economy. During the first half of the semiannual period, investors remained relatively optimistic that this problem would remain contained to the United States. This apparent "decoupling" between the slowing economy of the United States and the rapid growth in the rest of the world initially led to outperformance for international equities relative to the US market. In the second half of the period, however, evidence began to mount that the US economy was slowing much more than had been originally expected. The result was an acceleration of the sell-off in the world markets, reflecting heightened concerns that the weakness in US growth would ultimately put pressure on the rest of the global economy. Market sentiment was dampened further by sharply rising oil prices, signs of growing inflation pressures, and persistent weakness in the US dollar. When the dust settled at the end of February, the major world indices stood well below their levels of six months earlier.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this time?

A: For the semiannual period ended February 29, 2008, the Class A shares of DWS Global Thematic Fund returned -9.39%, underperforming both the -6.14% return of the MSCI World Index and the -4.38% average return of the funds in its Lipper peer group, Global Multi-Cap Growth Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

2 The Lipper Global Multi-Cap Growth Funds category consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

The fund's Class A shares underperformed in the most recent six-month and one-year periods. It remained ahead of both its benchmark and its peer group over the three- and five-year periods.

How is the fund managed?

"We strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that stand to benefit as these themes unfold. The potential advantage of this approach is that longer-term themes can continue to develop even when equity markets are under pressure. The goal is outperformance in both bull and bear markets."

Lead Manager Oliver Kratz

Fund Assets by Theme, as of February 29, 2008 (as a % of investments)
Talent & Ingenuity	18.52%
Global Agribusiness	16.12%
Disequilibria	15.97%
Supply Chain Dominance	9.46%
Large Units	8.36%
New Annuities	7.32%
Private/Public Partnerships	4.81%
Security	4.56%
Asymmetric Negotiators	3.42%
Market Hedge	3.05%
Ex-Atrophy	2.89%
Distressed Companies	2.84%

Source: Deutsche Bank

Q: What themes had the largest positive impact on fund performance?

A: Four themes stood out as contributors during the past half-year: Global Agribusiness, Market Hedge, Private/Public Partnerships, and Talent & Ingenuity. We will look at each in turn:

Global Agribusiness: This theme, which invests in companies positioned to benefit from rising global food consumption, was the leading contributor to performance during the past six months. Increasing prices for agricultural commodities, along with the rapidly rising spending power of emerging markets consumers, enabled agribusiness-related stocks to deliver positive returns despite the poor performance of the broader market. Among the fund's leading performers in this theme were Archer-Daniels-Midland Co., Chiquita Brands International, Inc., Brazil's SLC Agricola SA, and Monsanto Co.*

* As of February 29, 2008, the position was sold.

Market Hedge: Since gold mining companies traditionally perform well during times of dollar weakness and rising inflation fears, we keep a small percentage of the fund in this sector for diversification purposes. The past six months proved to be an ideal environment for gold stocks, helping three of the fund's four holdings in this sector (Newmonth Mining Corp.*, Meridian Gold, Inc.* and Goldcorp, Inc.*) to deliver excellent returns. We believe the strong showing of these companies amid the downturn in the world markets helps illustrate the diversification value of gold stocks.

* As of February 29, 2008, the position was sold.

Private/Public Partnerships: The basis for this theme is that companies that partner with governments and regulators are well positioned to withstand difficult economic conditions due to their ties to government spending. This thesis proved correct during the past half-year, as the stocks that the fund held under this theme delivered positive returns as a group. Among the top contributors were three German companies: Deutsche Post AG*, which provides postal services; Flughafen Wien AG, an airport operator; and Hochtief AG*, a construction services company.

* As of February 29, 2008, the position was sold.

Talent & Ingenuity: This theme, which seeks companies that thrive on human talent and intellectual property ownership rather than hard assets, was also a strong contributor. Microsoft Corp. extended a $31 per share bid for Yahoo!, Inc.* during February, causing Yahoo's shares to jump over 40% in one day. As a result, Yahoo's stock — which had been under pressure for months — quickly became one of the leading individual contributors in the fund during the semiannual period. QIAGEN NV, the Dutch life-sciences company, also was a strong contributor to performance after reporting solid fourth-quarter numbers and offering a favorable outlook for growth in the coming year.

* As of February 29, 2008, the position was sold.

Q: What themes detracted from performance?

A: Four themes stood out as notable detractors:

Disequilibria: The portfolio's third-largest theme, Disequilibria focuses on companies that can benefit as industry flux sparks changes to their business models. This theme proved to be the most significant detractor during the past six months. Shares of Brazil's Net Servicos de Comunicacao SA, a provider of entertainment and communications services including pay television and broadband Internet services, lost ground due to new competition and the poor performance of US cable companies (which investors often use as a comparison for valuation purposes). Another key detractor was the US network- computing infrastructure company Sun Microsystems, Inc., which was hurt by the impact of a US economic slowdown on server demand. The fund's position in Cisco Systems, Inc., which declined due to a slower revenue growth forecast, also detracted.

Supply Chain Dominance: Here, we look to invest in companies that are gaining leverage over their suppliers, customers and competitors through economies of scale and/or cost savings. While many holdings in this theme performed well, two stood out as significant detractors. The first was Austria's Wienerberger AG, the world's largest brick producer. Its shares were hit by the slowing global housing market, but we concluded that this sell-off was unwarranted given the company's relatively small exposure to the United States. Wienerberger ended 2007 with record revenue growth of 11.4%, and preliminary results highlight sustained growth rates in Eastern European markets. As a result, the stock remains the largest holding in this theme. The second underperformer was Citigroup Inc., which was hurt by the credit crisis in the United States. We have since exited this position.

New Annuities: The fund generated unimpressive results in this theme during the past six months, with virtually all of its holdings losing ground. Fortunately, New Annuities is a relatively small percentage of the portfolio at just over 7% of assets, so this underperformance had only a limited impact on returns. By virtue of its focus on companies that can benefit from the predictable, long-term results generated by their business lines and investments, New Annuities holds a number of pharmaceutical companies such as AstraZeneca PLC, GlaxoSmithKline PLC, and Wyeth. Given that the pharmaceutical sector performed poorly during the past six months, these positions weighed on results in this portion of the fund.

Large Units: A theme that invests in companies benefiting from the growth of consumerism throughout the world's developing countries, particularly in the Far East, Large Units did not participate in the outperformance of the emerging markets during the six-month period. Underperforming holdings include Kookmin Bank, the South Korea-based financial stock with operations throughout Asia; Lewis Group Ltd., the South African retailer; SanDisk Corp., which was hurt by falling prices for flash memory chips; and Sberbank Prf, a Russian bank that reported quarterly results that were somewhat unclear.

Q: What were some leading individual contributors and detractors among the remaining themes?

A: Of the four remaining themes, two — Asymmetric Negotiators and Ex-Atrophy — made contributions, while Distressed Companies and Security both detracted.

Asymmetric Negotiators: We believe companies that are able to conduct one-sided price negotiations as a result of their access to raw materials, such as energy and natural resources, are uniquely positioned within the global economy. Given the strong performance of the energy and basic materials sectors during the past six months, this theme made a positive contribution to fund returns. Among the portfolio's top performers were Russia's Gazprom, Kazakhstan's KazMunaiGas Exploration Production, and Brazil's Petroleo Brasileiro SA ("Petrobras"). Gazprom's shares gained ground after confirmation of domestic gas price increases for 2008 and the December parliamentary election victory of President Putin's United Russia party, which supports the company's dominant role. Petrobras, meanwhile, rose sharply behind the unexpectedly high level of oil and gas reserves in its recent discovery off the coast of Brazil.

Ex-Atrophy: A theme that invests in Japanese companies that are emerging from a period of stagnation, Ex-Atrophy suffered from the underperformance of Japan's stock market. The largest individual detractor was the property company Mitsui Fudosan Co., Ltd. Although the stock lagged in the short term, we are encouraged by its attractive valuation and the fact that its underlying earnings are trending higher. From a broader standpoint, we are encouraged by the fact that Japan's once sky-high valuations have fallen to a more reasonable range after the market's poor performance of recent months. Notably, the aggregate price-to-book ratio in Japan shows that many Japanese companies are trading at or below their asset value.

Distressed Companies: Here, we look for stocks that are extremely undervalued due to short-term misperceptions of risk. However, in the environment of elevated investor risk aversion that characterized the most recent period, many such companies underperformed. Among these were the fund's holdings in AMR Corp., which was hurt by rising fuel prices and a slowdown in the US market; and Merrill Lynch & Co., Inc., which continued to lose ground amid the global credit crisis.

Security: This theme seeks to identify companies that provide the resources necessary to protect people, their assets and information. As such, it had exposure to the poor-performing financial sector through two companies that we believe can benefit from the growing need for wealth protection: Australian Wealth Management Ltd. and UBS AG. Also underperforming was Cogent, Inc., a maker of fingerprint identification systems that missed fourth quarter revenue estimates.

Q: Do you have any closing thoughts for investors?

A: The longer a person's investment horizon, the more interesting are the opportunities created by the market sell-off that occurred during the past six months. Many stock markets — and their underlying companies — emerged at their cheapest valuations in more than a decade. For example, European markets such as the United Kingdom, France, Germany and the Netherlands have dropped to valuation levels unseen since the early 1990s.

We have used this environment as an opportunity to add to segments of the market that remain "undiscovered," such as frontier emerging markets, distressed assets, and difficult-to-value holding companies. We are also finding compelling investments in mainstream areas such as financials, consumer stocks with great brands, and transportation-related companies. Believing many fundamentally sound companies have been punished excessively amid the sell-off in the broader markets, during the period we opportunistically added to those positions that we believe have fallen to very inexpensive levels. Among these are Wienerberger, A P Moller-Maersk AS, Mattel, Inc., Julius Baer Holding AG, Gemina SpA, Net Servicoes and Cisco Systems. We believe that when market conditions begin to normalize, undervalued companies such as these offer both compelling upside and limited downside.

Overall, we continue to believe that at a time of continued uncertainty in the markets, our emphasis on longer-term trends and extensive portfolio diversification can hold the fund in good stead.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/29/08	8/31/07

Common Stocks	92%	91%
Preferred Stocks	3%	1%
Cash Equivalents	2%	6%
Exchange Traded Funds	2%	2%
Participatory Notes	1%	—
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks and Participatory Notes)	2/29/08	8/31/07

Europe (excluding United Kingdom)	41%	40%
United States and Canada	27%	26%
Pacific Basin	12%	11%
Latin America	8%	6%
Japan	4%	8%
United Kingdom	3%	3%
Africa	2%	2%
Other	3%	4%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks and Participatory Notes)	2/29/08	8/31/07

Industrials	24%	17%
Financials	19%	22%
Health Care	11%	13%
Consumer Discretionary	10%	12%
Consumer Staples	9%	7%
Information Technology	9%	12%
Energy	8%	5%
Materials	5%	8%
Telecommunication Services	5%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2008 (20.6% of Net Assets)	Country	Percent
1. Cisco Systems, Inc. Developer of computer network products	United States	3.3%
2. Wienerberger AG Produces construction materials	Austria	3.0%
3. A P Moller-Maersk AS A shipping company with diversified holdings	Denmark	2.2%
4. Symrise AG A diversified chemical manufacturer	Germany	2.0%
5. Johnson & Johnson Provider of health care products	United States	1.8%
6. Nexen, Inc. An energy and chemicals company, explores for, produces and markets crude oil and natural gas	Canada	1.8%
7. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	1.7%
8. Grupo Televisa SA Operator of entertainment businesses	Mexico	1.6%
9. QIAGEN NV Provides technologies for separating and purifying DNA and RNA	Netherlands	1.6%
10. Santos Brasil Participacoes SA Operates a shipping container terminal in Sao Paulo area	Brazil	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 29, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 91.7%
Australia 0.7%
Australian Wealth Management Ltd. (a) (Cost $16,520,266)	8,572,669	13,577,540
Austria 4.6%
Erste Bank der oesterreichischen Sparkassen AG (a)	232,019	13,402,474
Flughafen Wien AG	176,200	20,175,363
Wienerberger AG	1,272,189	60,994,086
(Cost $105,686,151)		94,571,923
Brazil 3.6%
All America Latina Logistica SA (Unit)	462,300	5,194,075
Diagnosticos da America SA	528,100	9,993,022
Marfrig Frigorificos e Comercio de Alimentos SA*	1,314,900	12,829,431
Santos Brasil Participacoes SA (Unit)	2,131,200	31,997,616
SLC Agricola SA*	812,300	12,488,794
(Cost $61,072,287)		72,502,938
Canada 1.9%
Coalcorp Mining, Inc.*	1,028,357	2,737,410
Nexen, Inc.	1,157,700	36,110,124
(Cost $40,662,501)		38,847,534
Cayman Islands 1.2%
Fresh Del Monte Produce, Inc.*	333,800	11,085,498
Seagate Technology	581,100	12,534,327
(Cost $24,572,606)		23,619,825
China 1.4%
PetroChina Co., Ltd. "H" (ADR) (a)	67,300	9,880,986
Shanghai Electric Group Co., Ltd. "H"	20,295,300	14,314,234
Sunshine Holdings Ltd.	35,752,000	4,899,144
(Cost $34,719,718)		29,094,364
Denmark 2.2%
A P Moller-Maersk AS "B" (Cost $55,295,288)	4,371	45,026,739
France 2.9%
BNP Paribas	181,668	16,319,314
Sanofi-Aventis	254,730	18,882,623
Societe Generale	96,892	10,381,160
Vallourec SA	64,002	13,269,015
(Cost $63,386,676)		58,852,112
Germany 6.8%
Air Berlin PLC* (a)	1,460,300	22,666,898
Axel Springer AG	157,871	19,592,157
Bilfinger Berger AG	242,800	19,190,960
Hamburger Hafen und Logistik AG*	281,800	21,741,425
Siemens AG (Registered)	125,537	16,024,007
Symrise AG* (a)	1,507,303	40,514,171
(Cost $152,590,837)		139,729,618
Hong Kong 4.0%
China Water Affairs Group Ltd.*	16,040,700	6,122,230
CNOOC Ltd. (ADR) (a)	66,000	10,940,820
GOME Electrical Appliances Holdings Ltd.	12,708,000	27,930,362
Hongkong & Shanghai Hotels Ltd.	7,232,594	11,619,341
Hutchison Whampoa Ltd.	2,710,000	25,354,853
(Cost $87,139,605)		81,967,606
Hungary 0.4%
OTP Bank Nyrt. (Cost $11,026,409)	217,700	8,772,610
India 1.4%
Bharti Airtel Ltd.*	692,585	14,247,931
ITC Ltd.	3,019,900	14,882,647
(Cost $33,496,158)		29,130,578
Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $21,517,949)	476,100	20,310,426
Italy 3.0%
Gemina SpA	12,978,876	21,071,403
Mediolanum SpA (a)	3,532,100	22,175,079
UniCredito Italiano SpA	2,387,800	17,519,076
(Cost $70,832,674)		60,765,558
Japan 3.9%
Credit Saison Co., Ltd.	488,900	13,402,697
FANUC Ltd.	137,800	12,816,982
Mitsubishi Heavy Industries Ltd.	3,747,000	17,498,505
Mitsui Fudosan Co., Ltd.	724,000	14,648,356
Mizuho Financial Group, Inc. (a)	3,122	12,968,625
ORIX Corp.	58,900	8,752,438
(Cost $79,608,034)		80,087,603
Kazakhstan 1.1%
Kazakhstan Kagazy PLC (GDR) 144A*	2,552,100	11,484,450
Steppe Cement Ltd.*	1,823,608	11,499,801
(Cost $22,745,494)		22,984,251
Korea 2.5%
CDNetworks Co., Ltd.*	452,770	7,541,715
Daesang Corp.*	483,826	5,467,187
Hanarotelecom, Inc.*	819,500	9,596,841
Kangwon Land, Inc.	540,600	11,775,253
Kookmin Bank	161,000	9,946,891
Kookmin Bank (ADR)	98,200	6,012,786
(Cost $60,439,402)		50,340,673
Luxembourg 1.9%
Tenaris SA (ADR) (a)	610,100	27,118,945
Ternium SA (ADR)	296,300	11,040,138
(Cost $39,396,697)		38,159,083
Malaysia 0.8%
AMMB Holdings Bhd. (Cost $12,529,459)	13,844,100	15,924,230
Mexico 3.1%
Grupo Aeroportuario del Pacifico SA de CV "B" (ADR)	632,800	29,089,816
Grupo Televisa SA (ADR)	1,539,900	33,877,800
(Cost $66,228,297)		62,967,616
Netherlands 2.1%
European Aeronautic Defence & Space Co. (a)	413,860	10,887,490
QIAGEN NV* (a)	1,463,500	32,446,190
(Cost $35,632,355)		43,333,680
Norway 0.5%
Cermaq ASA (a) (Cost $14,651,477)	800,100	10,854,987
Poland 1.0%
Telekomunikacja Polska SA (Cost $17,513,402)	2,080,400	19,452,784
Portugal 0.4%
Banco BPI SA (Registered) (Cost $13,326,318)	1,846,124	8,871,239
Russia 2.7%
Gazprom (ADR) (b)	477,526	24,133,269
Gazprom (ADR) (b)	125,050	6,352,540
Novorossiysk Sea Trade Port (GDR) 144A*	544,950	9,155,160
Open Investments (GDR)*	460,200	14,582,588
(Cost $51,985,502)		54,223,557
Singapore 0.4%
CapitaRetail China Trust (REIT)	3,387,000	3,928,449
Food Empire Holdings Ltd.	9,408,000	5,123,263
(Cost $12,220,285)		9,051,712
South Africa 2.1%
Gold Fields Ltd. (ADR)	489,300	6,943,167
Gold Fields Ltd.	1,697,200	23,919,506
Lewis Group Ltd.	2,253,200	12,836,519
(Cost $51,236,808)		43,699,192
Sweden 1.5%
Tele2 AB "B" (Cost $31,752,775)	1,729,700	30,414,990
Switzerland 5.1%
Julius Baer Holding AG (Registered) (a)	389,821	28,857,669
SGS SA (Registered)	15,626	20,998,723
Synthes, Inc.	208,038	29,148,251
UBS AG (Registered) (b)	582,960	19,088,159
UBS AG (Registered) (b)	156,800	5,070,912
(Cost $108,448,961)		103,163,714
Taiwan 0.0%
Shin Kong Financial Holding Co., Ltd. (Cost $538,375)	808,000	592,138
Thailand 0.4%
Seamico Securities PCL (Foreign Registered)	32,976,800	3,562,228
Siam City Bank PCL (Foreign Registered)	9,375,900	4,989,557
(Cost $8,474,017)		8,551,785
Turkey 0.7%
Turkiye Is Bankasi (Isbank) "C" (Cost $13,095,172)	3,199,379	14,725,416
United Arab Emirates 0.2%
DP World Ltd.* (Cost $4,658,945)	3,583,804	3,225,424
United Kingdom 3.0%
AstraZeneca PLC	290,583	10,905,090
G4S PLC	3,732,251	16,162,393
GlaxoSmithKline PLC	1,595,948	34,991,047
(Cost $69,816,259)		62,058,530
United States 23.2%
Akamai Technologies, Inc.*	594,800	20,913,168
AMR Corp.*	725,300	9,291,093
Apple, Inc.*	124,400	15,552,488
Archer-Daniels-Midland Co.	624,100	28,146,910
BMB Munai, Inc.* (a)	480,000	2,500,800
Caterpillar, Inc.	148,400	10,733,772
CB Richard Ellis Group, Inc. "A"*	720,258	14,448,376
Chiquita Brands International, Inc.* (a)	945,100	19,346,197
Cisco Systems, Inc.*	2,775,900	67,648,683
Cogent, Inc.* (a)	1,803,376	18,033,760
Corn Products International, Inc.	628,400	23,068,564
CVS Caremark Corp.	245,900	9,929,442
Dean Foods Co.	624,200	13,432,784
ExxonMobil Corp.	216,300	18,820,263
Johnson & Johnson	596,400	36,952,944
Mattel, Inc.	1,227,700	23,719,164
Microsoft Corp.	323,800	8,813,836
Monster Worldwide, Inc.*	299,000	7,950,410
Morgan Stanley	297,900	12,547,548
New York Times Co. "A" (a)	503,300	9,376,479
Pantry, Inc.*	641,500	15,434,490
Pfizer, Inc.	779,500	17,367,260
Schlumberger Ltd.	96,900	8,377,005
SiRF Technology Holdings, Inc.* (a)	838,300	5,423,801
Stryker Corp.	223,000	14,519,530
Sun Microsystems, Inc.*	900,225	14,763,690
The Blackstone Group LP	529,500	8,736,750
Wyeth	392,000	17,099,040
(Cost $495,969,671)		472,948,247
Total Common Stocks (Cost $1,988,786,830)		1,872,400,222

Preferred Stocks 3.0%
Brazil 1.3%
Net Servicos de Comunicacao SA* (Cost $34,412,630)	2,418,300	26,612,597
Germany 0.9%
Porsche Automobil Holding SE (Cost $19,951,127)	10,862	18,513,120
Russia 0.8%
Sberbank (Cost $19,244,517)	7,185,070	15,447,901
Total Preferred Stocks (Cost $73,608,274)		60,573,618

Rights 0.0%
Brazil 0.0%
Net Servicos de Comunicacao SA, Expiration date 3/7/2008* (Cost $0)	26,587	1,887
Taiwan 0.0%
Shin Kong Financial Holding Co., Ltd., Expiration date 3/27/2008* (Cost $0)	808,000	5,864
Total Rights (Cost $0)		7,751

Participatory Notes 0.9%
Kuwait 0.2%
Agility (issuer Citigroup Global Markets Holdings, Inc.), Expiration date 3/17/2008 (Cost $6,243,912)	937,500	4,765,312
United States 0.7%
Merrill Lynch Pioneers Index (issuer Merrill Lynch International), Expiration date 2/1/2010* (Cost $14,506,820)	141,800	14,506,821
Total Participatory Notes (Cost $20,750,732)		19,272,133
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	389,000	501,357
	Shares	Value ($)

Exchange Traded Funds 2.2%
United States
Biotech HOLDRs Trust (a)	79,750	13,362,910
iShares Nasdaq Biotechnology Index Fund (a)	412,600	31,456,624
Total Exchange Traded Funds (Cost $43,690,272)		44,819,534

Securities Lending Collateral 10.3%
Daily Assets Fund Institutional, 3.69% (c) (d) (Cost $211,399,304)	211,399,304	211,399,304

Cash Equivalents 2.3%
Cash Management QP Trust, 3.89% (c) (Cost $45,945,592)	45,945,592	45,945,592
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,384,181,004)+	110.4	2,254,919,511
Other Assets and Liabilities, Net	(10.4)	(212,072,329)
Net Assets	100.0	2,042,847,182
* Non-income producing security.
+ The cost for federal income tax purposes was $2,403,076,570. At February 29, 2008, net unrealized depreciation for all securities based on tax cost was $148,157,059. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $98,836,787 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $246,993,846.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 29, 2008 amounted to $194,982,628 which is 9.5% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

HOLDRs: Holding Company Depositary Receipts

REIT: Real Estate Investment Trust

As of February 29, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
USD	206,566	BRL	346,204	3/4/2008	(1,982)
EUR	41,419,000	USD	61,148,941	5/27/2008	(1,532,577)
Total unrealized depreciation					(1,534,559)
Currency Abbreviations
BRL Brazilian Real USD United States Dollar EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,126,836,108) — including $194,982,628 of securities loaned	$ 1,997,574,615
Investment in Daily Assets Fund Institutional (cost $211,399,304)*	211,399,304
Investment in Cash Management QP Trust (cost $45,945,592)	45,945,592
Total investments, at value (cost $2,384,181,004)	2,254,919,511
Foreign currency, at value (cost $7,257,261)	7,772,771
Receivable for investments sold	37,559,358
Receivable for Fund shares sold	3,165,873
Dividends receivable	2,710,776
Interest receivable	283,470
Foreign taxes recoverable	104,393
Other assets	99,094
Total assets	2,306,615,246
Liabilities
Cash overdraft	592,797
Payable upon return of securities loaned	211,399,304
Payable for investments purchased	43,857,229
Payable for Fund shares redeemed	3,714,128
Unrealized depreciation on forward foreign currency exchange contracts	1,534,559
Accrued management fee	1,346,221
Other accrued expenses and payables	1,323,826
Total liabilities	263,768,064
Net assets, at value	$ 2,042,847,182
Net Assets Consist of
Accumulated net investment loss	(4,502,790)
Net unrealized appreciation (depreciation) on: Investments	(129,261,493)
Foreign currency	(1,038,879)
Accumulated net realized gain (loss)	(84,702,511)
Paid-in capital	2,262,352,855
Net assets, at value	$ 2,042,847,182
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($514,455,704 ÷ 19,508,674 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 26.37
Maximum offering price per share (100 ÷ 94.25 of $26.37)	$ 27.98

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($38,587,919 ÷ 1,501,131 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 25.71

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($219,065,410 ÷ 8,486,686 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 25.81
Class R Net Asset Value, offering and redemption price(a) per share ($10,094,864 ÷ 382,676 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 26.38
Class S Net Asset Value, offering and redemption price(a) per share ($1,260,643,285 ÷ 48,013,252 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 26.26
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $501,205)	$ 8,888,505
Interest (net of foreign taxes withheld of $813)	66,704
Interest — Cash Management QP Trust	1,064,712
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,242,487
Total Income	11,262,408
Expenses: Management fee	9,351,131
Administration fee	1,134,049
Services to shareholders	1,727,394
Custodian fee	486,692
Distribution and service fees	2,031,780
Professional fees	87,074
Directors' fees and expenses	31,795
Reports to shareholders	159,007
Registration fees	150,777
Other	68,068
Total expenses	15,227,767
Net investment income (loss)	(3,965,359)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $1,323)	(14,415,667)
Foreign currency (including foreign taxes of $17)	(249,971)
Payments by affiliates (see Note F)	3,042
(14,662,596)
Change in net unrealized appreciation (depreciation) on: Investments	(203,411,384)
Foreign currency	(1,031,330)
(204,442,714)
Net gain (loss)	(219,105,310)
Net increase (decrease) in net assets resulting from operations	$ (223,070,669)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Operations: Net investment income (loss)	$ (3,965,359)	$ 17,507,648
Net realized gain (loss)	(14,662,596)	375,445,618
Change in net unrealized appreciation (depreciation)	(204,442,714)	(80,315,842)
Net increase (decrease) in net assets resulting from operations	(223,070,669)	312,637,424
Distributions to shareholders from: Net investment income: Class A	(4,235,413)	(600,512)
Class R	(41,726)	(872)
Class S	(13,049,202)	(7,404,739)
Net realized gains: Class A	(109,051,997)	(35,030,517)
Class B	(8,102,711)	(3,276,606)
Class C	(45,741,033)	(13,165,656)
Class R	(1,761,921)	(351,327)
Class S	(256,144,919)	(203,089,982)
Total distributions	(438,128,922)	(262,920,211)
Fund share transactions: Proceeds from shares sold	395,274,832	903,155,991
Reinvestment of distributions	387,475,123	239,817,535
Cost of shares redeemed	(349,358,667)	(283,494,034)
Redemption fees	24,575	50,725
Net increase (decrease) in net assets from Fund share transactions	433,415,863	859,530,217
Increase (decrease) in net assets	(227,783,728)	909,247,430
Net assets at beginning of period	2,270,630,910	1,361,383,480
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $4,502,790 and $16,788,910, respectively)	$ 2,042,847,182	$ 2,270,630,910

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 35.81	$ 35.02	$ 29.60	$ 22.81	$ 20.42	$ 18.76
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	.30[e]	.19	.13	.00***	.12
Net realized and unrealized gain (loss)	(2.75)	6.60	7.63	6.66	2.65	1.69
Total from investment operations	(2.81)	6.90	7.82	6.79	2.65	1.81
Less distributions from: Net investment income	(.25)	(.11)	(.11)	—	(.26)	(.15)
Net realized gains	(6.38)	(6.00)	(2.29)	—	—	—
Total distributions	(6.63)	(6.11)	(2.40)	—	(.26)	(.15)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 26.37	$ 35.81	$ 35.02	$ 29.60	$ 22.81	$ 20.42
Total Return (%)[c]	(9.39)**	21.19[e]	27.65	29.77[d]	12.99[d]	9.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	514	560	119	26	17	15
Ratio of expenses before expense reductions (%)	1.37*	1.40	1.56	1.76	1.77	1.66
Ratio of expenses after expense reductions (%)	1.37*	1.40	1.56	1.70	1.69	1.66
Ratio of net investment income (loss) (%)	(.19)[f]	.85[e]	.62	.51	.04	.66
Portfolio turnover rate (%)	85**	151	143	54	81	55
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[f] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 34.97	$ 34.50	$ 29.35	$ 22.79	$ 20.40	$ 18.73
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	.00e***	(.10)	(.07)	(.18)	(.03)
Net realized and unrealized gain (loss)	(2.69)	6.47	7.54	6.63	2.65	1.70
Total from investment operations	(2.88)	6.47	7.44	6.56	2.47	1.67
Less distributions from: Net investment income	—	—	—	—	(.08)	(.00)***
Net realized gains	(6.38)	(6.00)	(2.29)	—	—	—
Total distributions	(6.38)	(6.00)	(2.29)	—	(.08)	(.00)***
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 25.71	$ 34.97	$ 34.50	$ 29.35	$ 22.79	$ 20.40
Total Return (%)[c]	(9.77)**	20.21[e]	26.42[d]	28.78[d]	12.21[d]	8.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	41	14	7	8	9
Ratio of expenses before expense reductions (%)	2.23*	2.27	2.61	2.69	2.58	2.45
Ratio of expenses after expense reductions (%)	2.23*	2.27	2.49	2.47	2.47	2.45
Ratio of net investment income (loss) (%)	(.62)[f]	(.02)[e]	(.31)	(.26)	(.74)	(.13)
Portfolio turnover rate (%)	85**	151	143	54	81	55
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[f] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 35.07	$ 34.55	$ 29.35	$ 22.79	$ 20.39	$ 18.73
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	.04[e]	(.06)	(.07)	(.16)	(.02)
Net realized and unrealized gain (loss)	(2.70)	6.48	7.55	6.63	2.64	1.69
Total from investment operations	(2.88)	6.52	7.49	6.56	2.48	1.67
Less distributions from: Net investment income	—	—	—	—	(.08)	(.01)
Net realized gains	(6.38)	(6.00)	(2.29)	—	—	—
Total distributions	(6.38)	(6.00)	(2.29)	—	(.08)	(.01)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 25.81	$ 35.07	$ 34.55	$ 29.35	$ 22.79	$ 20.39
Total Return (%)[c]	(9.75)**	20.31[e]	26.64	28.78[d]	12.23[d]	8.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	223	39	5	5	5
Ratio of expenses before expense reductions (%)	2.15*	2.16	2.33	2.62	2.56	2.44
Ratio of expenses after expense reductions (%)	2.15*	2.16	2.33	2.47	2.46	2.44
Ratio of net investment income (loss) (%)	(.58)[f]	.09[e]	(.15)	(.26)	(.73)	(.12)
Portfolio turnover rate (%)	85**	151	143	54	81	55
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[f] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized *** Amount is less than $.005.

Class R Years Ended August 31,	2008[a]	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 35.78	$ 34.98	$ 29.63	$ 22.89	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.11)	.20[e]	.12	.06	.02
Net realized and unrealized gain (loss)	(2.76)	6.62	7.62	6.68	1.37
Total from investment operations	(2.87)	6.82	7.74	6.74	1.39
Less distributions from: Net investment income	(.15)	(.02)	(.10)	—	(.19)
Net realized gains on investment transactions	(6.38)	(6.00)	(2.29)	—	—
Total distributions	(6.53)	(6.02)	(2.39)	—	(.19)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 26.38	$ 35.78	$ 34.98	$ 29.63	$ 22.89
Total Return (%)	(9.54)**	20.91[e]	27.37	29.45[d]	6.38d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	7	4	1.5
Ratio of expenses before expense reductions (%)	1.73*	1.68	1.79	2.27	1.87*
Ratio of expenses after expense reductions (%)	1.73*	1.68	1.79	1.96	1.82*
Ratio of net investment income (loss) (%)	(.37)[f]	.57[e]	.39	.25	.13*
Portfolio turnover rate (%)	85**	151	143	54	81
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.006% lower.
[f] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 35.73	$ 34.99	$ 29.64	$ 22.82	$ 20.41	$ 18.76
Income (loss) from investment operations: Net investment income[b]	(.03)	.38[d]	.29	.25	.07	.16
Net realized and unrealized gain (loss)	(2.74)	6.58	7.62	6.66	2.66	1.69
Total from investment operations	(2.77)	6.96	7.91	6.91	2.73	1.85
Less distributions from: Net investment income	(.32)	(.22)	(.27)	(.09)	(.32)	(.20)
Net realized gains	(6.38)	(6.00)	(2.29)	—	—	—
Total distributions	(6.70)	(6.22)	(2.56)	(.09)	(.32)	(.20)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 26.26	$ 35.73	$ 34.99	$ 29.64	$ 22.82	$ 20.41
Total Return (%)	(9.28)**	21.48[d]	28.01	30.35	13.36[c]	10.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,261	1,440	1,186	832	703	705
Ratio of expenses (%)	1.16*	1.18	1.27	1.25	1.42	1.43
Ratio of net investment income (%)	(.09)[e]	1.07[d]	.91	.96	.31	.89
Portfolio turnover rate (%)	85**	151	143	54	81	55
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.011% lower.
[e] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008 management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of August 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2008 purchases and sales of investment securities (excluding short-term investments) aggregated $1,962,439,660 and $1,891,232,765, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the six months ended February 29, 2008 the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.82% of the Fund's average daily net assets.

For the period from September 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.70%
Class B	2.45%
Class C	2.45%
Class R	1.95%
Class S	1.28%

For Class R shares, effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses at 1.90%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2008 the Advisor received an Administration Fee of $1,134,049, of which $161,367 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2008 the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2008
Class A	$ 263,651	$ 45,538
Class B	34,320	7,934
Class C	94,233	13,217
Class R	2,965	940
Class S	697,617	226,355
	$ 1,092,786	$ 293,984

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended February 29, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2008
Class B	$ 158,392	$ 23,088
Class C	889,147	129,338
Class R	10,870	1,912
	$ 1,058,409	$ 154,338

In addition, DWS-SDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2008	Annualized Effective Rate
Class A	$ 616,123	$ 98,894.21%
Class B	52,229	5,041.25%
Class C	295,884	35,287.25%
Class R	9,135	1,862.21%
	$ 973,371	$ 141,084

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2008 aggregated $130,408.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2008 the CDSC for Class B and C shares aggregated $38,412 and $60,482, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2008, DWS-SDI received $3,271 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,747, of which $6,456 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,100,160	$ 200,254,704	13,735,901	$ 490,576,833
Class B	309,244	9,857,544	957,621	33,539,344
Class C	2,217,959	70,803,953	5,506,194	193,261,216
Class R	240,852	7,563,642	174,541	6,264,770
Class S	3,268,750	106,794,989	5,057,773	179,513,828
		$ 395,274,832		$ 903,155,991
Shares issued to shareholders in reinvestment of distributions
Class A	3,345,480	$ 96,149,077	877,738	$ 28,912,882
Class B	220,299	6,181,606	84,877	2,745,764
Class C	1,165,090	32,820,576	319,477	10,354,861
Class R	50,130	1,442,243	10,266	338,173
Class S	8,771,994	250,881,621	6,016,466	197,465,855
		$ 387,475,123		$ 239,817,535
Shares redeemed
Class A	(5,567,589)	$ (168,050,091)	(2,384,760)	$ (84,624,601)
Class B	(207,806)	(6,191,320)	(267,684)	(9,277,446)
Class C	(1,249,657)	(36,321,001)	(597,972)	(20,809,909)
Class R	(96,339)	(2,943,123)	(101,245)	(3,774,122)
Class S	(4,334,880)	(135,853,132)	(4,659,398)	(165,007,956)
		$ (349,358,667)		$ (283,494,034)
Redemption fees		$ 24,575		$ 50,725
Net increase (decrease)
Class A	3,878,051	$ 128,361,453	12,228,879	$ 434,897,739
Class B	321,737	9,847,952	774,814	27,013,940
Class C	2,133,392	67,307,021	5,227,699	182,810,969
Class R	194,643	6,062,767	83,562	2,828,821
Class S	7,705,864	221,836,670	6,414,841	211,978,748
		$ 433,415,863		$ 859,530,217

F. Payment by Affiliates

During the six months ended February 29, 2008, the Advisor fully reimbursed the Fund $3,042 for losses incurred on trades executed incorrectly. The amount of this reimbursement was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Directors considered the report prepared by the independent fee consultant in connection with their deliberations.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 1st quartile of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX
CUSIP Number	233379 817	233379 791	233379 783	233379 759
Fund Number	407	607	707	2007
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SGQRX
CUSIP Number	233379 767
Fund Number	1512

Notes

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 28, 2008